Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Notes Payable, Long-term Debt, Commitments and Contingencies
Commitments and Contingencies

Note 10

Commitments and Contingencies

On April 29, 2015, Seaboard received from the Department of Justice, Asset Forfeiture and Money Laundering Section (“AFMLS”), a Grand Jury subpoena issued by the U.S. District Court for the District of Columbia (the “DC District Court”) requesting records related to 37 specified foreign companies and five individuals. Seaboard has previously produced documents responsive to Grand Jury subpoenas dated September 18, 2014 and October 17, 2014. The subpoena issued September 18, 2014 requested records related to nine entities and one individual, and the subpoena issued October 17, 2014 requested records with respect to eight additional entities and one additional individual. Two additional subpoenas, each dated July 2, 2015, were received by Seaboard requesting records related to a certain customer. The companies and individuals as to which the requested records relate to are not affiliated with Seaboard. On June 6, 2016, a request was received for additional information relating to an affiliate of Seaboard as to which Seaboard is in the process of responding. Seaboard has retained outside counsel and is cooperating with the government’s investigation. It is impossible at this stage either to determine the probability of a favorable or unfavorable outcome or to estimate the amount of potential loss, if any, resulting from the government’s inquiry.

On September 19, 2012, the U.S. Immigration and Customs Enforcement (“ICE”) executed three search warrants authorizing the seizure of certain records from Seaboard’s offices in Merriam, Kansas and at the Seaboard Foods employment office and the human resources department in Guymon, Oklahoma. The warrants generally called for the seizure of employment-related files, certain e-mails and other electronic records relating to Medicaid and Medicaid recipients, certain health care providers in the Guymon area, and Seaboard’s health plan and certain personnel issues. The U.S. Attorney’s Office for the Western District of Oklahoma (“USAO”), which has been leading the investigation, previously advised Seaboard that it intended to close its investigation and that no charges would be brought against Seaboard. However, discussions continue with the USAO, ICE and the Oklahoma Attorney General’s office regarding the matter, including the possibility of a settlement. No proceedings have been filed or brought as of the date of this report. It is not possible at this time to determine whether a settlement will be reached or whether Seaboard will incur any material fines, penalties or liabilities in connection with this matter.

On February 16, 2016, Seaboard Foods received an information request from the U.S. Environmental Protection Agency (“EPA”) seeking information under the Clean Air Act with regard to various ammonia releases at Seaboard Foods’ pork processing plant in Guymon, Oklahoma. Seaboard has been cooperating with the EPA with regard to the investigation and has responded to the request. It is not possible at this time to determine whether Seaboard will incur any material fines, penalties or liabilities in connection with this matter.

Seaboard is subject to various administrative and judicial proceedings and other legal matters related to the normal conduct of its business. In the opinion of management, the ultimate resolution of these items is not expected to have a material adverse effect on the consolidated financial statements of Seaboard.

Contingent Obligations

Certain of the non-consolidated affiliates and third-party contractors who perform services for Seaboard have bank debt supporting their underlying operations. From time to time, Seaboard will provide guarantees of that debt in order to further business objectives. Seaboard does not issue guarantees of third parties for compensation. As of December 31, 2016, guarantees outstanding to third parties were not material. Seaboard has not accrued a liability for any of the third-party or affiliate guarantees as management considers the likelihood of loss to be remote. See Note 7 for discussion of letters of credit.

Commitments

As of December 31, 2016 Seaboard had various non-cancelable purchase commitments and commitments under other agreements, arrangements and operating leases, as described in the table below:

	Years ended December 31,
(Millions of dollars)	2017	2018	2019	2020	2021	Thereafter
Hog procurement contracts	$103	$59	$44	$43	$43	$118
Grain and feed ingredients	122	2	—	—	—	—
Grain purchase contracts for resale	310	—	—	—	—	—
Fuel supply contracts	49	—	—	—	—	—
Equipment purchases and facility improvements	21	—	—	—	—	—
Other purchase commitments	33	—	—	—	—	—
Total firm purchase commitments	638	61	44	43	43	118
Vessel, time and voyage-charters	47	27	26	26	26	46
Contract grower agreements	29	24	16	12	10	9
Other operating lease payments	31	27	27	24	22	176
Investment in affiliates	91	15	16	16	12	—
Total unrecognized non-cancelable commitments	$836	$154	$129	$121	$113	$349

Seaboard has contracted with third parties for the purchase of live hogs to process at its pork processing plant, and has entered into grain and feed ingredient purchase contracts to support its live hog operations. The commitment amounts included in the table are based on projected market prices as of December 31, 2016. During 2016,  2015 and 2014, the Pork segment paid $133 million, $171 million and $227 million, respectively, for live hogs purchased under committed contracts.

The CT&M segment enters into grain purchase contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2016.

The Power segment has a natural gas supply contract for a significant portion of the fuel required for the operation of its dual fuel power generating facility. The commitment for 2017 has both fixed and variable price components, and the amount included in the table above is partially based on market prices as of December 31, 2016. The Marine segment also has fuel purchase contracts.

The Marine and CT&M segments enter into contracts to charter vessels for use in their operations, which include short-term time charters for a few months and long-term commitments ranging from one to eleven years. These segments’ charter hire expenses during 2016,  2015 and 2014 totaled $95 million, $99 million and $87 million, respectively.

To support the operations of the Pork segment, Seaboard has contract grower agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. Under the terms of some older agreements, additional payments would be required if the grower achieves certain performance standards. The contract grower obligations shown above do not reflect these incentive payments which, given current operating performance, total approximately $1 million per year. In the event the farmer is unable to perform at an acceptable level, Seaboard has the right to terminate the contract. During the years ended 2016,  2015 and 2014, Seaboard paid $26 million, $12 million and $13 million, respectively, under contract grower agreements.

Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements including a terminal operations agreement at PortMiami, which runs through 2028. Rental expense for operating leases for all segments amounted to $43 million, $42 million and $35 million in 2016,  2015 and 2014, respectively.

Investment in affiliates includes obligations made to equity method investments of Seaboard. As discussed in Note 4, Seaboard agreed to contribute up to $150 million to a 50% owned joint venture, STF, to develop and operate a pork processing facility in Sioux City, Iowa. The original subscription agreement was modified in the first quarter of 2016. At December 31, 2016,  $73 million remained to be contributed in 2017. During the first quarter of 2017, STF announced plans to expand the pork processing plant to be capable of processing an additional three million market hogs annually by operating a second shift. The expansion is estimated to cost approximately $47 million, of which Seaboard could be required to commit up to 50% of the amount. As part of the operations, Seaboard agreed to provide a portion of the hogs to be processed at the facility. During 2016, the Pork segment acquired hog inventory and related assets that increased Seaboard’s hog production capacity to meet the majority of such hog supply commitment for single shift processing at the new plant. Additionally, Investments in affiliates includes expected funding commitments based on production levels for two limited liability companies that operate refined coal processing plants that generate federal income tax credits.